SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

As disclosed by Integrated Electrical Services, Inc., a Delaware corporation (“IES” or the “Company”), in Amendment No. 1 to its registration statement on Form S-1 (Registration No. 333-196551), filed with the Securities and Exchange Commission on June 27, 2014 (as amended, the “Registration Statement”), IES management expects the Company’s fiscal third quarter net income from continuing operations to be between $2.1 million and $3.8 million and fiscal third quarter earnings per share to be between $0.12 per share and $0.21 per share, not inclusive of the effect of the Company’s proposed rights offering, based upon the Company’s preliminary, unaudited results for April and May 2014 and its latest expectations for June 2014. These estimates of future financial results are based upon information and assumptions available to management at the time of preparation, which are subject to change.

There can be no assurance that the information or assumptions underlying the estimates will prove to be accurate or that the estimated results will be realized, and actual results may differ, and may differ materially, from those reflected in these estimates. The Company also cautions readers that forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual future outcomes to differ materially from those set forth in such estimates. Such risks and uncertainties include, but are not limited to, the risk factors and risk and uncertainties described under “Risk Factors” and “Disclosure Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013. Among other items, the assumptions underlying the Company’s estimates of future financial results do not reflect potential variability in earnings associated with large projects or unusual events. Due to the size of certain large projects, changes in estimated recoveries, change orders or costs associated with such projects could have a material impact on the Company’s earnings and net income.

In addition, IES undertakes no obligation, except as required by law, to update or otherwise revise the estimates contained herein or in the Registration Statement to reflect circumstances existing since their preparation, the occurrence of unanticipated events, or changes in general economic or industry conditions, even in the event that any or all of the underlying assumptions are shown to be in error.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, and there will be no sale of any securities in any state in which such an offer, solicitation, or purchase would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The offer of the shares of common stock issuable upon exercise of the rights to be distributed in the Company’s proposed rights offering will be made only by means of the prospectus forming a part of the Registration Statement, following receipt of notice of effectiveness of the Registration Statement from the Securities and Exchange Commission, and related documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: June 27, 2014	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel